UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 23, 2011
TORON INC
(Exact name of registrant as specified in its charter)
Nevada	333-165539	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1207 Royal York Road, Toronto, Ontario, Canada		M9A 4B5
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		416- 509-5494
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Item 3.02	Entry into Material Definitive Agreement Unregistered Sales of Equity Securities

Effective August 23, 2011, Toron Inc. (the “Company”, “we”, “us”, “our”) entered into a mining property acquisition agreement (the "Acquisition Agreement") with Stephan Leblanc and Glenn Griesbach (collectively, the "Vendor"), whereby the Company has agreed to acquire an undivided one hundred percent (100%) interest in and to an aggregate of 62 mineral claims located in the Province of Quebec, Canada (the “Claims”).

Pursuant to the Acquisition Agreement, we have agreed to pay to the Vendor, in consideration of an undivided 100% interest in and to the Claims, an aggregate of 2,000,000 post-split common shares of our common stock at $0.10 per share and $100,000 in cash consideration to paid in four (4) installments as follows:

i.

Deposit: a non-refundable deposit of $5,000 to paid to the Vendor upon signing of the Acquisition Agreement;

ii.

Stage 1: in consideration of the 22 claims constituting “Block 1” (as defined in the Acquisition Agreement) the Company shall pay 700,000 post-split shares of the Company’s common stock and $35,000 cash consideration on or before September 30, 2011;

iii.

Stage 2: in consideration of the 20 claims constituting “Block 2” (as defined in the Acquisition Agreement) the Company shall pay 700,000 post-split shares of the Company’s common stock and $35,000 cash consideration within 45 days following the completion of Stage 1;

iv.

Stage 3: in consideration of the 20 claims constituting “Block 3” (as defined in the Acquisition Agreement”) the Company shall issue 600,000 post-split shares of the Company’s common stock and $25,000 in cash consideration within 45 days following the completion of Stage 2.

Pursuant to the Acquisition Agreement the Vendor will hold the Claims in trust for the Company until such time as we have incorporated a subsidiary incorporated under the federal laws of Canada, whereafter the Claims shall be registered in the name of that subsidiary.  The Claims shall be subject to a 2% net smelter royalty payable to the Vendor of which 1% may be purchased back from the Vendor in consideration of $500,000.

These 2,000,000 common shares of our common stock authorized to be issued as consideration pursuant to the Acquisition Agreement were issued to two (2) non-U.S. persons as those terms are defined in Regulation S of the Securities Act of 1933, as amended) in reliance on Regulation S of the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits
10.1	Mining Property Acquisition Agreement with Stephane LeBlanc and Glenn Griesbach dated August 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORON INC.
/s/Michael Whitehead
Michael Whitehead
President and Director

Date:	August 31, 2011

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